Provisions - Summary of Net Defined Benefit Liability and Components (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Disclosure of net defined benefit liability (asset) [abstract]
Beginning balance	$ (2,194)	$ (562)	$ (477)
Current service cost	(276)	(925)	(65)
Interest cost	(38)	(24)	(9)
Benefit paid	54
Actuarial gains and losses	70	(515)	(31)
Reclassification/CTA	(105)	(168)	20
Ending balance	$ (2,279)	$ (2,194)	$ (562)